SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jun. 30, 2018
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]
Basis of presentation -
 The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and have been consistently applied.

Consolidation, Policy [Policy Text Block]
Principles of Consolidation -
 The consolidated financial statements include the accounts of the Company, all the subsidiaries and VIEs of the Company. All transactions and balances between the Company and its subsidiaries and VIEs have been eliminated upon consolidation.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]
Variable Interest Entities
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A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. A VIE is consolidated by its primary beneficiary. The primary beneficiary has both the power to direct the activities that most significantly impact the entity’s economic performance and the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the VIE. The Company performs ongoing assessments to determine whether an entity should be considered a VIE and whether an entity previously identified as a VIE continues to be a VIE and whether the Company continues to be the primary beneficiary.

Assets recognized as a result of consolidating VIEs do not represent additional assets that could be used to satisfy claims against the Company’s general assets. Conversely, liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets; rather, they represent claims against the specific assets of the consolidated VIEs.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Currency Translation

- The Company’s functional currency is the Chinese Yuan (“RMB”) and the accompanying consolidated financial statements have been expressed in Chinese Yuan. The consolidated financial statements as of and for the year ended June 30, 2018 have been translated into United States dollars (“U.S. dollars”) solely for the convenience of the readers. The translation has been made at the rate of ¥6.6198 = US$1.00, the approximate exchange rate prevailing on June 30, 2018. These translated U.S. dollar amounts should not be construed as representing Chinese Yuan amounts or that the Chinese Yuan amounts have been or could be converted into U.S. dollars.

Use of Estimates, Policy [Policy Text Block]
Estimates and assumptions

- The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in United States of America (“US GAAP”), which requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates are adjusted to reflect actual experience when necessary. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts related to trade accounts receivable, other receivables and purchase advances, allowance for inventory, the useful lives of property and equipment, valuation allowance for deferred tax assets, impairment assessment for long-lived assets and investment and the fair value of share- based payments. Since the use of estimates is an integral component of the financial reporting process, actual results could differ from those estimates.

The key assumptions underlying the Company’s accounting for material arrangements and the reasonably likely material effects of resolving any uncertainties on the Company’s allowance for doubtful accounts related to purchase advances. The production of the Company’s products requires custom-made equipment from its suppliers. To ensure that it can secure the required customized equipment, the Company often needs to make full prepayment for its intended purchases. As a standard practice in the petroleum extraction industry, the Company generally must submit a bid in order to secure the sales contract. The bidding process generally takes between one month to one year and the timing depends on the size of the overall project, which timing and size are generally controlled by its client. In order to secure timely purchase delivery and to meet its product delivery schedule, the Company normally prepays for the purchase advances if the Company believes that it is more than likely to win the bid for the sales contract. After winning the bid and securing the sale contract, the Company normally needs to deliver its products approximately within one week to six months. Based on the Company’s historical experience, the Company generally is able to realize its purchase advances on the customized equipment that it orders. If the Company does not secure the sales contract after making prepayment, its seeks to negotiate with its suppliers for them either to refund the purchase advances or issue credits for the Company to purchase similar products with similar models with its future contracts. If the Company determines that its suppliers are unlikely to refund or credit for future purchases or if it is unlikely to secure projects to use those products in the foreseeable future, the Company provides a 100% allowance on the specific advances. Currently, only pre-contract cost under Purchase advance are under such rick of cancelation or rick mention above. As of June 30, 2018, the Company has approximately ¥1,508,491 ($227,876) of purchase advances that are still pending of securing sales contract bid, of which t he Company estimates
 ¥98,500 ($14,880) will not be realizable and have accordingly provided an allowance.
The Company has not written off any allowance during the year ended June 30, 2018 that have aged more than two years and the Company does not expect to recover the amount in near future.
The balance of ¥98,500 ($14,880) of such allowance remains outstanding at June 30, 2018 as it has not yet exceeded two years in aging or otherwise been deemed uncollectible.

Fair Value of Financial Instruments, Policy [Policy Text Block]
Fair Values of Financial Instruments
 - The US GAAP accounting standards regarding fair value of financial instruments and related fair value measurements define fair value, establish a three-level valuation hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The three levels of inputs are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 inputs to the valuation methodology are unobservable.

The carrying amounts reported in the consolidated balance sheets for trade accounts receivable, other receivables, purchase advances, trade accounts payable, accrued liabilities, advances from customers, short-term bank loan and short-term borrowings approximate fair value because of the immediate or short-term maturity of these financial instruments.

The fair value of long-term receivables is determined using a present value technique by discounting the future expected contractual cash flows using current rates at which similar instruments would be issued at the measurement date.

Trade and Other Accounts Receivable, Policy [Policy Text Block]
Trade Accounts and Other Receivables
 - Accounts receivable are carried at original invoiced amount less a provision for any potential uncollectible amounts. Accounts are considered past due when the related receivables are more than a year old. Provision is made against trade accounts and other receivables to the extent they are considered to be doubtful. Accounts are written off after extensive efforts at collection. Other receivables arise from transactions with non-trade customers.

Policy Loans Receivable, Policy [Policy Text Block]
Notes Receivable
 - Notes receivable represent short-term notes receivables issued by reputable financial institutions that entitle the Company to receive the full-face amount from the financial institutions at maturity, which generally range from three to six months from the date of issuance.

Purchase Advances [Policy Text Block]
Purchase Advances
 - Purchase advances are the amounts prepaid to suppliers for purchases of customized equipment in anticipation of obtaining planned contracts for the Company’s hardware and software revenues and these advances are considered as pre-contract costs.

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Pre-Contract Costs
– The Company defers purchase advances made that it expects to be used in connection with the anticipated contracts, so long as recovery is considered probable, and recognized as inventory when the customized equipment is delivered and received. If it subsequently confirms that the Company is unable to secure the planned contracts with a customer after making the purchase advances, the Company evaluates the probable recoverability of the advance and charges the improbable recovery amounts as purchase advances allowances. The Company determines that the recovery of such purchase advances is improbable when the Company is unable to request that a supplier refund the purchase advances or obtain credits to change the purchase order to other customized equipment.

The Company evaluates its purchase advances on a semi-annually basis. If it expects to receive its customized equipment within one year, the purchase advances are classified as current assets. If it does not expect to utilize the purchase advances within one year, the purchase advances will be classified as long-term assets. As of June 30, 2017, and 2018, the Company expected to receive its purchased advances, net of allowance, within one year.

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Contract Costs
- Direct costs, such as material, labor, and subcontracting costs and indirect costs allocable to contracts include the costs of contract supervision, tools and equipment, supplies, quality control and inspection, insurance, repairs and maintenance for quality assurance purposes before clients’ initial acceptance, depreciation and amortization are included in the inventory work-in-process and recognized as cost of revenues when the product is shipped and accepted. The Company uses the completed contract method for revenue recognition. Once products are delivered, installed and debugged for intended use and accepted by a client, which may last from weeks to months (this process is decided by the client’s individual project construction arrangement), the Company records revenue and deferred revenue if there is any requirement of quality assurance or per contract. Deferred revenue varies from 5% to 10% of contract amount and the period after which such revenue is recognized is generally one year following installation. The Company does not confirm revenue from deferred items until the end of the whole maintenance period. Minor costs for repair during the maintenance period after initial acceptance are recorded as cost of goods sold as they are incurred. All other general and administrative costs and selling costs are charged to expenses as incurred. The Company generally ships its products approximately one week to six months after production begins and the timing depends on the size of the overall project.

-	Prepayments for Others - The Company has prepayment for others business activities, such as standard raw material, supplies and services.

The Company has three types of purchase advances, capitalized pre-contract costs, capitalized contract costs and prepayment for others.

(a)	Capitalized pre-contract costs are the amounts paid to suppliers for purchases of customized equipment in anticipation of obtaining planned contracts for the Company’s sales and these advances are considered as pre-contract costs. As of June 30, 2018, approximately ¥1.5 million ($0.2 million) pre-contract costs were paid to the Company’s suppliers as compared to approximately ¥0.2 million at June 30, 2017. The change in purchase advances is mainly due to the change in the Company’s anticipation of securing new sales contacts and to secure the materials for its timely performance under such contracts. The production of the Company’s product required customized equipment from suppliers. To ensure the Company can secure the required customized equipment, the Company would need to make full prepayment for the intended purchases. As a standard practice in the petroleum extraction industry, the Company generally must submit a bid to secure the sales contract. The bidding process generally takes between one month to one year and the timing depends on the size of the overall project, which timing and size are generally controlled by the Company’s client. To secure timely purchase delivery and to meet the product delivery schedule, the Company normally would prepay for the purchase advances if the Company believes that it is more than likely to win the bid for the sales contract. After winning the bid and the sale contract is secured, the Company normally needs to its products approximately within one week to six months. Based on historical experience, the Company is generally able to realize its purchase advances on the customized equipment that it ordered. If the Company does not secure the sales contract after making prepayment, it seeks to negotiate with its suppliers for them either to issue refund of the purchase advances or issue credits for it to purchase similar products with similar models with its future contracts. If the Company determines that its suppliers are unlikely to refund or credit for future purchases or if it is unlikely to secure projects to use those products in the foreseeable future, it provides a 100% allowance on the improbable recovery amounts.

(b)	Capitalized contract costs are the amounts paid to the suppliers for purchases of customized equipment to secure the Company’s executed sale contracts. As of June 30, 2018, the Company paid approximately ¥4.2 million ($0.6 million) purchase advances to the Company’s suppliers as compared to approximately ¥4.6 million at June 30, 2017. Based on the Company’s historical experience, it is generally able to realize and not reserve its purchase advances on the customized equipment that it ordered.

(c)	Besides, the Company also has prepayment for others business activities, such as standard raw materials, supplies and services. As of June 30, 2018, the Company prepaid approximately ¥7.4 million ($1.1 million) purchase advances to its suppliers as compared to approximately ¥7.1 million at June 30, 2017. Usually, this type of prepayments will be expensed when those products or services have been rendered or consumed. While in some rare circumstances, the prepayment may also under some uncertainties when its initial requirements change. The Company will try to negotiate with vendors to collect the fund back or make new arrangement to avoid major loss.

Inventory, Policy [Policy Text Block]
Inventories

- Inventories are stated at the lower of cost or net realizable value, on a first-in-first-out basis. The methods of determining inventory costs are used consistently from year to year. Allowance for inventory obsolescence is provided when the market value of certain inventory items is lower than the cost.

Property, Plant and Equipment, Policy [Policy Text Block]
Property and Equipment

- Property and equipment are stated at cost. Depreciation on motor vehicles and office equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from two to ten years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the assets.

Items	Useful life
Motor vehicles	5-10 years
Office equipment	2-5 years
Production equipment	10 years

Land Use Rights [Policy Text Block]
Land Use Rights
- According to the Chinese laws and regulations regarding land use rights, land in urban districts is owned by the State, while land in the rural areas and suburban areas, except otherwise provided for by the State, is collectively owned by individuals designated as resident farmers by the State. In accordance with the legal principle that land ownership is separate from the right to the use of the land, the government grants individuals and companies the rights to use parcels of land for a specified period of time. Land use rights which are usually prepaid, are stated at cost less accumulated amortization. Amortization is provided over the life of the land use rights, using the straight-line method. The estimated useful life is 50 years, based on the term of the land use rights.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Long-Lived Assets
 - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. There were no impairments at June 30, 2017 and 2018.

Long-term investments [Policy Text Block]
Long-term investments
- Cost method investment
- For an investee over which the Company does not have significant influence and a controlling interest, the Company carries the investment at cost and recognizes income for any dividend received from the distribution of the investee’s earnings.

The Company reviews its cost method investment for impairment whenever an event or circumstance indicates that an other-than-temporary impairment has occurred. The Company considers available quantitative and qualitative evidence in evaluating potential impairment of its cost method investment. An impairment charge is recorded if the carrying amount of an investment exceeds its fair value and such excess is determined to be other-than temporary. The Company recorded approximately ¥4.0 million ($0.61 million) impairment loss on its cost method investment in unconsolidated entity during the year ended June 30, 2018.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition
 - The Company recognizes revenue when the following four criteria are met: (1) persuasive evidence of an arrangement, (2) delivery has occurred or services have been provided, (3) the sales price is fixed or determinable, and (4) collectability is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the customers and the customers have signed a completion and acceptance report, risk of loss has transferred to the customers, customers’ acceptance provisions have lapsed, or the Company has objective evidence that the criteria specified in customers’ acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved. And with ASC 606, “Revenue from Contracts with Customers” when all of the following five steps are met: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; (v) recognize revenue when (or as) each performance obligation is satisfied. The Company applied the new revenue standard from July 1, 2018 and adopted a modified retrospective approach upon the adoption. The Company performed an analysis on each of the Company’s revenue streams in accordance with the new revenue standard, based on the new revenue standard, the Company should recognize revenue when (or as) it satisfies a performance obligation by transferring a promised good or service to a customer. A good or service is transferred when (or as) the customer obtains control of that good or service. After evaluation, the Company determined that it satisfies a performance obligation at a point in time for the product sales type arrangement,
by considering indicators of the transfer of control, which include, but are not limited to, the following:

1. The entity has a present right to payment for the asset.
2. The customer has legal title to the asset.
3. The entity has transferred physical possession of the asset.
4. The customer has the significant risks and rewards of ownership of the asset.
5. The customer has accepted the asset.

The Company also performed analysis for the type of its construction arrangement. Usually the Company’s construction contract includes numerous promises to transfer goods or services to the customer. These goods and services are distinct since the customer can benefit from the good or service on its own or together with other resources that are readily available to the customer and the Company’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract. Therefore, each promise in the contract should be accounted separately as an individual performance obligation. The completion of each of this individual performance obligation is usually in a short-term based on explicit requirements of customers. After evaluation, the Company determined to recognize revenue of each performance obligation under the construction arrangement at a point in time, by considering indicators of the transfer of control listed above. Before adoption of ASU 606, the Company accrued all expensed and materials costs until the overall projects under the same contract are accepted but no revenue is recorded during the period. With adoption of this new recognition standard, the Company shall record contract revenue and corresponding cost accordingly under each individual performance obligation.

Based on the current revenue standard, revenue is recognized when the promised good or service is delivered to the customer and the customer has the significant risks and rewards of ownership of the promised good or service. The Company has substantially conducted its evaluation of the impact of the standard and the Company does not expect the adoption of the standard will have a material impact to its consolidated revenue. However, as a result of applying the new standard, there are certain components of its type of construction arrangement where the new standard generally results in earlier recognition of revenue compared to its historical policies. The Company expects to record a net increase in opening retained earnings upon adoption resulting from the acceleration of revenue recognized under the new standard.

Hardware and software:
Revenue from hardware and software sales is generally recognized when the product with the embedded software system is shipped to the customer and when there are no unfulfilled company obligations that affect the customer’s final acceptance of the arrangement. Usually this is short term in nature.

Service:
The Company provides services to improve system operation on separated fixed-price contracts. Revenue is recognized when service has been performed and accepted by the customer.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Share-Based Compensation -
 Share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense with graded vesting on a straight–line basis over the requisite service period for the entire award. The Company has elected to recognize compensation expenses using the Black-Scholes valuation model estimated at the grant date based on the award’s fair value.

Research and Development Expense, Policy [Policy Text Block]
Research and Development Expenses
- Research and development expenses relating to improving development efficiency and the quality of the Company’s products and services, including s design of downhole automation platform systems and chemical products used for waste water treatment, are expensed as incurred.

Shipping and Handling Costs [Policy Text Block]
Shipping and Handling Costs
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Shipping and handling cost incurred to ship products to customers are included in selling and distribution expenses. Shipping and handling expenses were ¥1,167,117, ¥752,656 and ¥1,170,358 ($176,797) for the years ended June 30, 2016, 2017 and 2018, respectively.

Income Tax, Policy [Policy Text Block]
Income Taxes
 - Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes. Deferred taxes are provided on differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, and tax carry forwards. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. The Company has not been subject to any income taxes in the United States or the Cayman Islands.

The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. The Company has no uncertain tax position as of June 30, 2018, 2017 and 2016.
As of June 30, 2018, the tax years ended December 31, 2013 through December 31, 2017 for the Company’s People’s Republic of China (“PRC”) subsidiaries remain open for statutory examination by PRC tax authorities.

Earnings Per Share, Policy [Policy Text Block]
Loss per Share

- Loss Per Share
(“EPS”)
 is computed by dividing net loss by the weighted average number of ordinary shares outstanding. Diluted EPS are computed by dividing net loss by the weighted-average number of ordinary shares and dilutive potential ordinary share equivalents outstanding.

Potentially dilutive ordinary shares consist of ordinary shares issuable upon the conversion of ordinary stock options, restricted shares and warrants (using the treasury stock method). The effect from options, restricted shares and warrants would have been anti-dilutive due to the fact that the Company incurred a net loss for the years ended June 30, 2016, 2017 and 2018.

Reclassification [Policy Text Block]
Reclassification
- Certain prior year amounts had been reclassified to conform to the current period presentation. These reclassifications have no effect on the results of operations and cash flows previously reported.

New Accounting Pronouncements, Policy [Policy Text Block]
Recently Issued Accounting Pronouncements

In September 2017, the FASB issued ASU 2017-13, “Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842)”. The main objective of this pronouncement is to clarify the effective date of the adoption of ASC Topic 606 and ASC Topic 842 and the definition of public business entity as stipulated in ASU 2014-09 and ASU 2016-02. ASU 2014-09 provides that a public business entity adopt ASC Topic 606 for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. ASU 2016-12 requires certain other specified entities adopt ASC Topic 842 for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company applied the new revenue standard from July 1, 2018 and adopted a modified retrospective approach upon the adoption. The Company performed an analysis on each of the Company’s revenue streams in accordance with the new revenue standard, and the Company concluded that the adoption of this new revenue standard does not have a material impact on the Company’s consolidated financial statements. Based on the current revenue standard, revenue is recognized when the promised good or service is delivered to the customer and the customer has the significant risks and rewards of ownership of the promised good or service. The time of revenue recognition of the Company is almost consistent under the old standard and new standard. However, as a result of applying the new standard, there are certain components of the Company’s type of construction arrangement where the new standard generally results in earlier recognition of revenue compared to the Company’s historical policies. The Company expects to record a net increase in opening retained earnings upon adoption resulting from the acceleration of revenue recognized under the new standard.

In November 2017, the FASB issued ASU 2017-14, Income Statement—Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606), which amends certain aspects of the new revenue recognition standard. This standard will be effective for fiscal years beginning after December 15, 2018. The Company expects that the adoption of this ASU will not have a material impact on the Company’s consolidated financial statements.

In July 2018, the FASB issued ASU No. 2018-10, “Codification Improvements to Topic 842, Leases,” which clarifies how to apply certain aspects of the new leases standard. This ASU addresses the rate implicit in the lease, impairment of the net investment in the lease, lessee reassessment of lease classification, lessor reassessment of lease term and purchase options, variable payments that depend on an index or rate and certain transition adjustments. This ASU has the same effective date and transition requirements as the new leases standard, which is effective for annual periods beginning after December 15, 2018. The Company expects that the adoption of this ASU will not have a material impact on the Company’s consolidated financial statements.

In July 2018, the FASB issued ASU No. 2018-11, “Leases (Topic 842): Targeted Improvements” which provides a new transition method and a practical expedient for separating components of a contract. This ASU is intended to reduce costs and ease the implementation of the new leasing standard for financial statement preparers. The effective date and transition requirements for the amendments related to separating components of a contract are the same as the effective date and transition requirements in ASU 2016-02. The Company expects that the adoption of this ASU will not have a material impact on the Company’s consolidated financial statements.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the consolidated financial position, statements of operations and cash flows.